Exhibit 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to Annual Report on Form 10-K/A of China Fruits Corp. (the "Company") for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, Chen, Quan Long, Chief Executive Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHINA FRUITS CORPORATION (Registrant)

Date: February 19, 2009	By:	/s/ Chen, Quan Long
Chen, Quan Long Chief Executive Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.